UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2014

The Carlyle Group L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35538	45-2832612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Pennsylvania Avenue, NW Washington, D.C.		20004-2505
(Address of Principal Executive Offices)		(Zip Code)

(202) 729-5626

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 30, 2014, The Carlyle Group L.P. issued a summary press release and a detailed earnings presentation announcing financial results for its second quarter ended June 30, 2014. The summary press release and the earnings presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Report.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and the exhibits incorporated herein in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Summary press release of The Carlyle Group L.P., dated July 30, 2014.

99.2	Earnings presentation of The Carlyle Group L.P., dated July 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CARLYLE GROUP L.P.

	By:	Carlyle Group Management L.L.C.,
its general partner

Date: July 30, 2014	By:	/s/ Curtis L. Buser
	Name:	Curtis L. Buser
	Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Summary press release of The Carlyle Group L.P., dated July 30, 2014.

Exhibit 99.2	Earnings presentation of The Carlyle Group L.P., dated July 30, 2014.